UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 22, 2009
ASCENT MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34176 (Commission File Number)	26-2735737 (I.R.S. Employer Identification No.)
12300 Liberty Boulevard
Englewood, Colorado 80112
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (720) 875-5622
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     On December 22, 2009, Ascent Media Corporation’s wholly owned subsidiary, Ascent Media Group, LLC (“Ascent”), issued a press release announcing that it has signed a Letter of Intent (the “LOI”) with Discovery Communications (“Discovery”) to transfer ownership of Ascent’s Chiswick Park facility in London to Discovery effective February 2010. The LOI also contemplates an extension of Ascent’s long-standing role as Discovery’s technology solutions provider in Asia. In addition, Discovery will participate in Ascent’s Global Media Exchange (GMX) on a trial basis as a content seller. Completion of the transaction is subject to the negotiation of binding, definitive agreements and other conditions.
     This Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Name

99.1	Press Release dated December 22, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 22, 2009

ASCENT MEDIA CORPORATION
By:	/s/ William E. Niles
	Name:	William E. Niles
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release dated December 22, 2009